FIRST AMENDMENT TO NET LEASE AGREEMENT


THIS AMENDMENT TO NET LEASE AGREEMENT, made and entered into effective as of the 18th day of December, 2002, by and between AEI INCOME & GROWTH FUND 24 LLC (hereinafter, "Fund 24"), a Delaware limited liability company, whose corporate managing member is AEI Fund Management XXI, Inc., a Minnesota corporation, whose principal business address is 1300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101
("Lessor"), and Champps Entertainment of Texas, Inc., a Texas corporation ("Lessee"), whose principal business address is 10375 Park Meadows Drive, Suite 560, Littleton, Colorado 80124-6791;

                          WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at Houston, Texas, and  legally
described   in  Exhibit  "A",  which  is  attached   hereto   and
incorporated herein by reference; and


     WHEREAS,   Lessee   has   constructed   the   building   and
improvements (together the "Building") on the real property described in Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

     WHEREAS, Lessee and Lessor have entered into that certain Net Lease Agreement dated April 8, 2002 (the "Lease") providing for the lease of said real property and Building (said real property and Building hereinafter referred to as the "Leased Premises"), from Lessor upon the terms and conditions therein provided in the Lease;

     NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, including the completion of the Building and other improvements constituting the Leased Premises, Lessee and Lessor do hereby agree to amend the Lease as follows:

1. Article 2(A) and (B) of the Lease shall henceforth read as follows:

ARTICLE 2.     TERM

     (A) The term of this Lease ("Term") shall be Twenty (20) consecutive "Lease Years", as hereinafter defined, commencing on April 8, 2002 ("Occupancy Date"), plus the period ending December 31, 2002, with the contemplated initial term hereof ending on December 31, 2022.

     (B) The first full Lease Year shall commence on the date of this First Amendment and continue through December 31, 2003.

2.   Article 4(A) of the Lease shall henceforth read as follows:


ARTICLE 4.  RENT PAYMENTS

     (A) Annual Rent Payable for the first, second, and third Lease Years: Lessee shall pay to Lessor an annual Base Rent of $316,500.00, which amount shall be payable in advance on the first day of each month in equal monthly installments of $26,375.00 to Fund 24. If the first day of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

3. Article 35 is hereby deleted in its entirety; Lessor and Lessee agree that the referenced Development Financing Agreement is terminated in accordance with its terms. All other terms and conditions of the Lease shall remain in full force and effect.

4. Lessee has accepted delivery of the Leased Premises and has entered into occupancy thereof;

5. Lessee has fully inspected the Premises and found the same to be as required by the Lease, in good order and repair, and all conditions under the Lease to be performed by the Lessor have been satisfied;

6. As of this date, the Lessor is not in default under any of the terms, conditions, provisions or agreements of the Lease and the undersigned has no offsets, claims or defenses against the Lessor with respect to the Lease.

7. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.

                      LESSEE: CHAMPPS ENTERTAINMENT OF TEXAS, INC.

                                   By:/s/ Armando C Lopez

                                   Its:President






STATE OF TEXAS )
                    )SS.
COUNTY OF BEXAR)

     The foregoing instrument was acknowledged before me this  13
day  of  December, 2002, by    Armando C Lopez, as  President  of
Champps   Entertainment  of  Texas,  Inc.  on  behalf   of   said
corporation.

/s/ Abigail Borroel
    Notary Public


[notary seal]





           Remainder of page intentionally left blank





                    LESSOR:   AEI INCOME & GROWTH FUND 24 LLC,  a
                              Delaware limited liability company

                              By:  AEI FUND MANAGEMENT XXI, INC.,
                                   a Minnesota corporation, its
                                   managing member


                              By: /s/ Robert P Johnson
                                      Robert P. Johnson, President


STATE OF MINNESOTA  )
                                   )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 23 day of December, 2002, by Robert P. Johnson, the President of AEI Fund Management XXI, Inc., a Minnesota corporation, managing member of AEI Income & Growth Fund 24 LLC, on behalf of said limited liability company.

/s/ Michael B Daugherty            [notary seal]
      Notary Public











                           EXHIBIT "A"

                        LEGAL DESCRIPTION



All that certain 1.538 acres of land, out of Camden Park at Royal Oaks, Sec. 3, according to the plat thereof recorded under Film Code No. 470101, in the Map Records of Harris County, Texas, in the Henry Woodruff Survey, A-844, Harris County, Texas, and more particularly described by metes and bounds as follows: (All bearings based on the Texas State Plane Coordinate System, South Central Zone)

BEGINNING at a 5/8" iron rod found for the northeast corner of said Camden Park at Royal Oaks, Sec. 3, common to the northwest corner of Westchase Subdivision, Section Eighteen, according to the plat thereof recorded under Volume 291, Page 49, in the Map Records of Harris County, Texas, and common to the northeast corner of the herein described tract, in the south right-of-way line of Westheimer Road (120' R.O.W.)

THENCE  S 02 30' 21" E-263.09, along the east line of said Camden
Park  at  Royal  Oaks, Sec. 3, common to the west  line  of  said
Westchase Subdivision, Section Eighteen, to a _ iron rod set for the southeast corner of the herein described tract;

THENCE S 87 18' 52" W-254.63, departing said common line, to a P-
K nail set in concrete for the southwest corner of the herein described tract;

THENCE N 02 30' 21" W-263.09 to a 3/4" iron rod set for the northwest corner of the herein described tract, in the north line of the aforesaid Camden Park at Royal Oaks, Sec. 3, in the south right-of-way line of the aforesaid Westheimer Road, from which a 3/4" iron rod found for the most northerly northwest corner of said Camden Park at Royal Oaks, Sec. 3, common to the east corner of Restricted Reserve "B", Kirkwood Drive, Meadowglen Lane, Royal Oaks Club Drive and Westpark Drive, according to the plat thereof recorded under Film Code No. 439077, in the Map Records of Harris County, Texas, bears S 87 18' 52" W-496.39;

THENCE N 87 18' 52" E-254.63, along the north line of said Camden
Park  at  Royal Oaks, Sec. 3, common to the south  line  of  said
Westheimer Road, to the POINT OF BEGINNING of the herein described tract and containing 1.538 acres of land.